OWNERSHIP OF COMPANY

Principal Shareholders

         The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of Company Class A common stock and Class B common stock by each of the following:

         1. Each person known by the Company to beneficially own 5% or more of the outstanding shares of Class A common stock or Class B common stock

         2.       Each director of the Company

         3.       Each of the Named Executive Officers

         4. All current executive officers and directors of the Company as a group

All information with respect to beneficial ownership has been furnished to the Company by the respective shareholders of the Company.

                                              Amount and                                             Combined
                                              Nature of                      % of Total Shares        Voting
Name and Address of              Title of     Beneficial                        Outstanding            Power
Beneficial Owner (1)              Class      Ownership (#)   % of Class (%)  (Class A & B) (%)   (Class A & B) (%)
------------------------         -------    ---------------  --------------  -----------------   -----------------
Parties to Voting
Agreement:

MCI WorldCom (2)                 Class A    8,251,509              18.0              19.1               24.3
515 East Amite Street            Class B    1,275,791              31.5
Jackson, MS  39201-2702


Ronald A. Duncan (2)             Class A      967,887 (3)           2.1               2.9                6.5
                                 Class B      460,002 (3)          11.4


Robert M. Walp (2)               Class A      373,845 (4)             *               1.4                4.0
                                 Class B      303,457 (4)           7.5


Aggregate Shares Subject         Class A    9,448,587 (5)          20.1 (5)          23.0 (5)           34.5 (5)
  to Voting Agreement            Class B    2,030,591 (5)          50.1 (5)


GCI Qualified Employee Stock     Class A    2,806,748               6.1               5.9                4.9
Stock Purchase Plan              Class B      137,782               3.4
2550 Denali St., Ste. 1000
Anchorage, AK  99503

                                              Amount and                                             Combined
                                              Nature of                      % of Total Shares        Voting
Name and Address of              Title of     Beneficial                        Outstanding            Power
Beneficial Owner (1)              Class      Ownership (#)   % of Class (%)  (Class A & B) (%)   (Class A & B) (%)
------------------------         -------    ---------------  --------------  -----------------   -----------------
Kim Magness                      Class A      258,992 (6,7)           *               2.2               10.1
c/o Raymond L. Sutton, Jr.       Class B      844,848 (6,7)        20.8
303 East 17th Ave., Ste. 1100
Denver, CO  80203-1264

Gary Magness                     Class A      264,317 (6,7)           *               2.2               10.1
c/o Raymond L. Sutton, Jr.       Class B      843,448 (6,7)        20.8
303 East 17th Ave., Ste. 1100
Denver, CO  80203-1264


************************************************************************************************************************************
************************************************************************************************************************************
(THE FOLLOWING IS OWNERSHIP  INFORMATION  ADDED TO THE PROXY  STATEMENT FOR THE GENERAL  COMMUNICATION,  INC. 1999
ANNUAL MEETING OF SHAREHOLDERS)



Dimensional Fund Advisors, Inc.  Class A    3,365,500               7.3               6.7                 3.9
1299 Ocean Ave., 11th Floor      Class B          ---               ---
Santa Monica, CA  90401


Merrill Lynch Asset  Management  Class A    2,951,600               6.4               5.9                 3.4
Group                            Class B          ---               ---
World Financial  Center,  North
Tower
250 Vesey Street
New York, New York  10381


Wellington  Management Company,  Class A    2,675,800               5.8               5.4                 3.1
LLP                              Class B          ---               ---
75 State Street
Boston, MA  02109


(THE ABOVE INFORMATION UP TO THE ASTERISKS HAS BEEN ADDED TO THE PROXY STATEMENT
FOR GENERAL COMMUNICATION, INC.)
************************************************************************************************************************************
************************************************************************************************************************************


William C. Behnke                Class A      146,488 (8)             *                 *                   *
                                 Class B          ---               ---


Ronald R. Beaumont               Class A          ---               ---               ---                 ---
                                 Class B          ---               ---


Donne F. Fisher                  Class A      349,835 (9,10)          *               1.6                 5.5
                                 Class B      437,688 (9,10)       10.8

                                              Amount and                                             Combined
                                              Nature of                      % of Total Shares        Voting
Name and Address of              Title of     Beneficial                        Outstanding            Power
Beneficial Owner (1)              Class      Ownership (#)   % of Class (%)  (Class A & B) (%)   (Class A & B) (%)
------------------------         -------    ---------------  --------------  -----------------   -----------------
William P. Glasgow               Class A       22,085 (11)            *                 *                   *
                                 Class B          ---               ---


G. Wilson Hughes                 Class A      513,046 (12)          1.1               1.0                   *
                                 Class B        2,763 (12)            *


John M. Lowber                   Class A      331,003 (13)            *                 *                   *
                                 Class B        6,287 (13)            *


Stephen R. Mooney                Class A          ---               ---               ---                 ---
                                 Class B          ---               ---


Carter F. Page                   Class A       83,987 (9,14)          *                 *                 2.5
                                 Class B      198,246               5.2


Larry E. Romrell                 Class A          ---               ---                 *                   *
                                 Class B          328                 *


James M. Schneider               Class A       42,500 (9)             *                 *                   *
                                 Class B          ---               ---


Dana L. Tindall                  Class A      196,044 (15)            *                 *                   *
                                 Class B        3,820 (15)            *


All Directors and Executive      Class A    3,376,970 (16)          7.2               9.5                21.0
  Officers As a Group            Class B    1,489,772 (16)         37.0
  (14 Persons)

------------------------

* Represents beneficial ownership of less than 1% of the corresponding class of common stock.

1 Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. Shares of common stock of the Company that a person has the right to acquire within 60 days of the Record Date are deemed to be beneficially owned by such person and are included in the computation of the ownership and voting percentages only of such person. Each person has sole voting and investment power with respect to the shares indicated except as otherwise stated in the footnotes to the table.

2 Each of these persons is a party to Voting Agreement and can be deemed a beneficial owner of all of the 2,030,591 shares of Class A common stock and 9,448,587 shares of Class B common stock that are subject to the Voting Agreement. See, within this section, "--Changes in Control." MCI WorldCom reported shared voting and investment power with respect to shares held by it that are subject to the Voting Agreement. Messrs. Duncan and Walp reported shared voting power with respect to shares held by each of them that were subject to the Voting Agreement.

3 Includes 106,425 shares of Class A common stock and 6,251 shares of Class B common stock allocated to Mr. Duncan under the Stock Purchase Plan. Does not include 195,331 shares of Class A common stock held by the Company in treasury pursuant to deferred compensation agreements with the Company. See, "Management of Company: Executive Compensation." Does not include 18,560 shares of Class A common stock or 8,242 shares of Class B common stock held by the Amanda Miller Trust, with respect to which Mr. Duncan has no voting or investment power. Does not include 5,760 shares of Class A common stock or 27,020 shares of Class B common stock held by Dani Bowman, Mr. Duncan's wife, of which Mr. Duncan disclaims beneficial ownership.

4 Includes 38,229 shares of Class A common stock and 2,408 shares of Class B common stock allocated to Mr. Walp under the Stock Purchase Plan.

5 Does not include shares allocated to Messrs. Duncan and Walp under the Stock Purchase Plan.

6 Includes 76,688 shares of Class A and 620,608 shares of Class B common stock owned by Magness FT Investment Company, LLC of which Mr. Magness owns a 50% interest.

7 Includes 177,324 shares of Class A and 198,440 shares of Class B common stock owned by Magness Securities, LLC of which Mr. Magness owns a 50% interest.

8 Includes 120,000 shares which Mr. Behnke has the right to acquire within 60 days of the Record Date by the exercise of vested stock options. Does not include 9,055 shares of Company Class A common stock held in treasury by the Company pursuant to the Behnke deferred compensation agreement.

9 Includes 12,500 shares of Company Class A common stock each to Messrs. Fisher, Page, and Schneider which they each respectively have the right to acquire within 60 days of the Record Date by the exercise of respective stock options.

10 Includes 300,200 shares of Class A and 225,000 shares of Class B common stock owned by Fisher Capital Partners, Ltd., the corporate general partner of which is controlled by Mr. Fisher.

11 Does not include shareholdings of Prime II Management, Inc. and its affiliate
   Prime Management, whose shareholdings included 278,031 shares of Company Class A common stock and a warrant to purchase 425,000 shares of Class A common stock, and does not include 158 shares beneficially owned by minor children of Mr. Glasgow. Mr. Glasgow claims not to have or share investment control of the shares held by these entities, and he disclaims any beneficial ownership of the shares held by these entities or held by his children.

12 Includes 430,000 shares of Class A common stock which Mr. Hughes has the right to acquire within 60 days of the Record Date by the exercise of vested stock options. Includes 39,046 shares of Class A common stock and 2,763 shares of Class B common stock allocated to Mr. Hughes under the Stock Purchase Plan. Does not include 37,437 shares of Class A common stock held in treasury by the Company pursuant to the Hughes Agreement. See, "Management of
   Company: Employment and Deferred Compensation Agreements."

13 Includes 190,000 shares which Mr. Lowber has the right to acquire within 60 days of the Record Date by the exercise of vested stock options. Includes 33,358 shares of Class A common stock and 6,017 shares of Class B common stock allocated to Mr. Lowber under the Stock Purchase Plan.

14 Does not include 8,550 shares of Class A common stock held in trust for the benefit of Mr. Page's grandchildren of which Mr. Page disclaims beneficial ownership. The trustee of the trust is Keith Page, Mr. Page's son.

15 Includes  150,000 shares which Ms. Tindall has the right to acquire within 60 days of the Record Date by the exercise of vested stock options. Includes 45,785 shares of Class A common stock and 3,820 shares of Class B common stock allocated to Ms. Tindall under the Stock Purchase Plan.
------------------------

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. 1)

Filed by the Registrant                     [X]
Filed by a Party other than registrant      [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

     General Communication, Inc.
 ................................................................................
                (Name of Registrant as Specified in Its Charter)
     N/A
 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:.......

     2)   Aggregate number of securities to which transaction applies:..........

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fees is calculated and state how it was determined):...........

     4)   Proposed maximum aggregate value of transaction:......................

     5)   Total fee paid:.......................................................

     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:...............................................

     2)   Form, Schedule or Registration Statement No.:.........................

     3)   Filing Party:.........................................................

     4)   Date Filed:...........................................................